UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                          FORM 8-K/A


          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report:  November 18, 2005
               (Date of earliest event reported)



                    COGNITRONICS CORPORATION
     (Exact name of registrant as specified in its charter)



     New York             1-8496            13-1953544
(State of            (Commission           (IRS employer
Incorporation)       File Number)         Identification No.)


      3 Corporate Drive, Danbury, CT             06810
(Address of principal executive offices)    (Zip Code)


                           203 830-3400
                 (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








This report on Form 8-K/A amends and supplements the report on Form 8-K filed by Cognitronics Corporation (the "Company") on
November 22, 2005 (the "Report").  The Report relates to the
Company's acquisition of ThinkEngine Networks, Inc. ("ThinkEngine") pursuant to an Agreement and Plan of Merger dated October 28, 2005 among the Company, TN Acquisition Corporation, a New York corporation and a wholly owned subsidiary of the Company, ThinkEngine, the principal securityholders of ThinkEngine listed on the signature pages thereto and Robert Fleming as the representative of ThinkEngine principal securityholders and certain noteholders.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS.

(a)  Financial statements of businesses acquired.

The audited consolidated financial statements OF ThinkEngine for the years ended December 31, 2004 and 2003 are set forth as
Exhibit 99.1 to this amendment to the Report, which exhibit is incorporated by reference into this Item 9.01.

(b) Pro-forma financial information.

     The unaudited pro forma condensed balance sheets of the Company and ThinkEngine as of December 31, 2003 and 2004 and September 30, 2005 and the unaudited pro forma statements of results of operations of the Company and ThinkEngine for the years ended December 31, 2003 and 2004 and for the nine months ended September 30, 2005 are set forth as Exhibit 99.2 to this amendment to the Report, which exhibit is incorporated by reference into this Item 9.01.

(c) Exhibits

     2.1 Agreement and Plan of Merger, dated as of October 28, 2005, among Cognitronics Corporation, TN Acquisition Corporation, ThinkEngine, the Principal Securityholders of ThinkEngine listed on the signature pages thereto and Robert Fleming as Securityholders Representative (filed as Exhibit 2.1 to
           The Company's Current Report on Form 8-K dated October 28, 2005 and incorporated herein by reference).

     23.1 Consent of Independent Registered Public Accounting Firm dated January 30, 2006 (filed herewith).

     99.1 Audited Consolidated Financial Statements of ThinkEngine as of December 31, 2004, 2003.

     99.2 Unaudited Pro Forma Condensed Balance Sheets of the Company and ThinkEngine as of December 31, 2003 and 2004 and September 30, 2005 and the unaudited Pro Forma Statements of Results of Operations of the Company and ThinkEngine for the years ended December 31, 2003 and 2004 and for the nine months ended September 30, 2004 filed herewith.









				SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on January 30, 2006.

                                            Cognitronics Corporation
                                                  REGISTRANT

                                            by:/S/Garrett Sullivan
                                               -------------------
                                               Garrett Sullivan,
                                               Treasurer And Chief
                                               Financial Officer







				INDEX TO EXHIBITS

Exhibit	Description.

 2.1 Agreement and Plan of Merger, dated as of October 28, 2005, Among Cognitronics Corporation, TN Acquisition Corporation, ThinkEngine Networks, Inc. and its Principal Securityholders (Exhibit 2.1 to the Company's Current Report on Form 8-K dated October 28, 2005 and incorporated herein by reference)


23.1 Consent of Independent Registered Public Accounting Firm dated January 30, 2006 (filed herewith).

99.1 Audited Consolidated Financial Statements of ThinkEngine as of December 31, 2004, 2003.

99.2 Unaudited Pro Forma Condensed Balance Sheets of the Company and ThinkEngine as of December 31, 2003 and 2004 and September 30, 2005 and the unaudited Pro Forma Statements of Results of Operations of the Company and ThinkEngine for the years ended December 31, 2003 and 2004 and for the nine months ended September 30, 2004 filed herewith.